UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  April 14, 2011

SEALY CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-08738	36-3284147
(State or other jurisdiction of incorporation)	(Commission File Numbers)	(IRS Employer Identification No.)

Sealy Drive, One Office Parkway Trinity, North Carolina 27370

(Address of Principal Executive Offices, including Zip Code)

(336) 861-3500

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registration under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.07  Submission of Matters to a Vote of Securities Holders

(a)          Sealy Corporation (“Sealy” or the “Company”) held its annual meeting of stockholders on April 14, 2011.

(b)         The name of each director elected at the meeting and a brief description of each other matter voted upon at the meeting is set forth as in (c) below.

(c)          The stockholders elected all of Sealy’s nominees for directors; ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending November 27, 2011; held an advisory vote on executive compensation; and held an advisory vote on the frequency of holding an advisory vote on executive compensation.  The tabulation of votes for each proposal is as follows:

(1)          Election of Directors:

		Shares		Broker Non-
Nominee	Shares For	Withheld	Abstained	Votes
Simon E. Brown	86,923,136	390,854	—	9,366,659
Deborah G. Ellinger	87,044,599	269,391	—	9,366,659
James W. Johnston	87,017,335	296,655	—	9,366,659
Gary E. Morin	78,817,029	8,496,961	—	9,366,659
Dean B. Nelson	78,631,848	8,682,142	—	9,366,659
Paul J. Norris	86,921,554	392,436	—	9,366,659
John B. Replogle	86,925,593	388,397	—	9,366,659
Richard W. Roedel	76,074,209	11,239,781	—	9,366,659
Lawrence J. Rogers	87,017,277	296,713	—	9,366,659

(2)          Ratification of appointment of Independent Registered Public Accounting Firm:

For	96,247,960
Against	416,407
Abstained	16,282
Broker Non-Votes	—

(3)          Advisory vote on executive compensation:

For	86,915,405
Against	342,443
Abstained	56,142
Broker Non-Votes	9,366,659

(4)          Advisory vote on the frequency of advisory votes on executive compensation:

One year	30,908,749
Two years	813,659
Three years	55,504,469
Abstained	87,113
Broker Non-Votes	9,366,659

In light of the voting results with respect to the frequency of advisory votes on executive compensation, Sealy’s board of directors has determined that the Company currently intends to hold an advisory vote on the compensation of our named executive officers every three years until the next required vote on the frequency of advisory votes on executive compensation. Sealy is required to hold votes on frequency every six years.

Item 7.01  Regulation FD Disclosure.

On April 20 and 21, 2011, Sealy will host meetings with its investors.  Attached as Exhibit 99.1 to this report and furnished under this Item 7.01 are copies of the presentation used by the Company for these meetings.  This presentation is also available on the Company’s Web site at www.sealy.com under the “Investor Relations” link.

The information in this report, under Item 7.01 (including Exhibit 99.1) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the Company, whether made before or after the date of this report, regardless of any general incorporation language in the filing.

Item 9.01  Financial Statements and Exhibits.

Exhibit Number	Description
99 .1	Investor Presentation of Sealy Corporation dated April 2011

Statements made in this report, other than those concerning historical financial information, may be considered forward-looking statements. These statements are subject to risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements, including but not limited to:  general business and economic conditions, competitive factors, raw materials purchasing, and fluctuations in demand. For a discussion of factors that could cause actual results to differ materially from those in the forward-looking statements, please see the information under the caption “Risk Factors” in our most recent annual report on Form 10-K filed with the SEC and under the caption “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our most recent annual report on Form 10-K and our quarterly report on Form 10-Q filed with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEALY CORPORATION

/s/ Michael Q. Murray
Date: April 18, 2011
	By:	Michael Q. Murray

	Its:	Senior Vice President and General Counsel